AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 30, 2011
TO
PROSPECTUS DATED MARCH 1, 2011
(AS SUPPLEMENTED THROUGH MAY 20, 2011)

AMERICAN INDEPENDENCE FUSION FUND

(TICKER SYMBOLS: AFFSX, AFFAX)

At a Board meeting held on June 17, 2011, the Board of Trustees of the American Independence Funds Trust (the “Trust’s Board”) unanimously approved a sub-advisory agreement (the “New Agreement”) between American Independence Financial Services, LLC (“AIFS”) and Eddystone Capital, LLC with respect to the Fusion Fund (the “Fund”), subject to the approval of the Fund’s shareholders.

Shareholders of record will receive a proxy statement on or around July 21, 2011, containing additional details regarding the New Agreement and the special meeting.

Effective July 1, 2011, Eddystone Capital, LLC (“Eddystone”) will take over management of the Fund’s portfolio under the supervision of AIFS. Under the New Agreement, Eddystone will be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. Until shareholders of the Fund approve the New Agreement, AIFS and Eddystone will each serve without compensation for its services.

The Prospectus is hereby amended and supplemented, effective of July 1, 2011, to reflect the following changes:

1.  Under the Fund’s “FUND SUMMARY”, certain sections are amended as follows:

a.      The section entitled “Principal Investment Strategies, Risks and Performance” on page 36 is changed to include the following information:

Under Principal Strategies, the second and third bullet points are replaced in their entirety with the following, all other bullet points under this sub-section remain the same:

➢  Securities in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, South America and North America;

➢  Will hold long positions with an aggregate value of up to 100% of its net assets and establish short positions with a market value of approximately 45% of its net assets;

In addition under Principal Strategies, the following bullet point is added:

➢  May use put options on indices to alter exposure as overall insurance when volatility is low and rising number of cyclical short ideas.

b.      The section entitled “Portfolio Management” on page 40 is replaced in its entirety with the following information:

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Eddystone Capital, LLC (“Eddystone”), located at 335 Madison Avenue, Mezzanine, New York, NY 10017, serves as the sub-adviser to the Fund.

. Manager Name	Primary Title	Managed the Fund Since
Francis Ledwidge	Chief Investment Officer	2011
Timothy Voake	Portfolio Manager	2011

2.      Under MORE ABOUT THE FUNDS, starting on page 49, the following sub-sections are amended as follows:

a.       Under the sub-section entitled “Additional Information About the Funds’ Investment Strategies,” the paragraph for Fusion Fund on page 50 is replaced with the following:

Fusion Fund. A focus on absolute return is maintained through the “bottom up” process, which tries to identify securities trading at a discount to intrinsic value. The long portfolio is diversified across numerous positions as well as by industry and geography. Capital is allocated based first on risk rather than reward so the highest risk securities receive the smallest allocation. Each position purchased is reviewed on a regular basis and additional commitments are normally only made as corporate results, changes or liaisons with management confirm that the initial synopsis as to potentially improving trends is correct.

b.      Under the sub-section entitled “Fund Management” under “Sub-Advisers”, the following shall be added at the end of the section specifically for the Fund:

Fusion Fund.

Eddystone Capital, LLC (“Eddystone”) is located at 335 Madison Avenue, Mezzanine, New York, NY 10017. As of April 30, 2011, Eddystone managed more than $34 million in assets. Eddystone, which was founded in 1997, is registered as an investment adviser under the Advisers Act. Although it shares the same place of business as the Fund’s Adviser, it is not affiliated with AIFS.

The Fund will be co-managed by Mr. Francis J. Ledwidge and Mr. Timothy Voake of Eddystone. Information about Messrs. Ledwidge and Voake, including work experience and education, is below.

Portfolio Managers.

Francis J. Ledwidge, Chief Investment Officer, has been with Eddystone since 1997 and serves as one of the Principals of Eddystone, LLC and is its Chief Investment Officer. He is the Investment Manager of the Eddystone Fund LP, which he has managed since January 1, 1999. As of September 23, 2009 Mr. Ledwidge joined the board of Artio Global Investors Inc. (NYSE:ART) as an independent director. Mr. Ledwidge’s prior experience includes Chief Investment Officer of Bankers Trust’s international private banking division in the United States and Switzerland (1989 to 1995). Mr. Ledwidge received his BA (Hons) degree Economics and Business Studies from Sheffield University in 1972.

Timothy D. Voake, Manager, joined Eddystone in May 2003. He serves as one of the Principals of Eddystone Capital LLC, is the Manager of the Eddystone Fund LP and the Investment Manager of the Eddystone Offshore Fund. Prior to joining Eddystone, Mr. Voake was a managing director at HSBC’s brokerage division in New York (2001-2003) where he led the Asian and other emerging markets equity sales unit. From 1999 to 2001 he held a similar position at Donaldson Lufkin & Jenrette before the business was sold to Credit Suisse First Boston. He received his BA in Chinese from the London School of Oriental and African Studies in 1984.

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AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 30, 2011
TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2011
(AS SUPPLEMENTED THROUGH MAY 20, 2011)

AMERICAN INDEPENDENCE FUSION FUND

(TICKER SYMBOLS: AFFSX, AFFAX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

At a Board meeting held on June 17, 2011, the Board of Trustees of the American Independence Funds Trust (the “Trust’s Board”) unanimously approved a sub-advisory agreement (the “New Agreement”) between American Independence Financial Services, LLC (“AIFS”) and Eddystone Capital, LLC with respect to the Fusion Fund (the “Fund”), subject to the approval of the Fund’s shareholders.

Shareholders of record will receive a proxy statement on or around July 1, 2011, containing additional details regarding the New Agreement and the special meeting.

Effective July 1, 2011, Eddystone Capital, LLC (“Eddystone”) will take over management of the Fund’s portfolio under the supervision of AIFS. Under the New Agreement, Eddystone will be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund.

The Statement of Additional Information (“SAI”) is hereby amended and supplemented, effective of July 1, 2011, to reflect the following changes:

1.       To reflect the additional information under the sub-section entitled “Sub-Adviser” under the section “INVESTMENT ADVISORY AND OTHER SERVICES”:

Eddystone Capital, LLC (“Eddystone”). Pursuant to a sub advisory agreement, Eddystone serves as the investment sub-adviser to the Fusion Fund and is responsible for the day-to-day management of the Fund’s portfolio.  Eddystone, located at 335 Madison Avenue, Mezzanine Floor, New York, New York 10017, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940.  Eddystone manages the day-to-day investment and the reinvestment of the assets of the American Independence Fusion Fund, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust.

On a day- to - day basis Francis Ledwidge has primarily responsible for the management of the Fusion Fund. The management company has two principals, Francis Ledwidge and Timothy Voake.  For more information about the portfolio manager and the principals of the management company, please see the section below entitled “PORTFOLIO MANAGER INFORMATION n”

2.       To reflect the following changes under the section entitled “PORTFOLIO MANAGER INFORMATION”:

a.       Under the “Portfolio Managers” sub-section, the Fusion Fund shall be removed from under the first paragraph labeled “Stock Fund and Fusion Fund (American Independence Financial Services, LLC):” and a new section added at the end of the sub-section as follows.

Fusion Fund (Eddystone Capital, LLC):

Francis J. Ledwidge, Principal and Chief Investment Officer of the Management Company. Mr. Ledwidge has been a principal of Eddystone since its formation in 1997.  Eddystone also serves as the investment manager of The Eddystone Fund LP and The Eddystone Offshore Fund, Ltd.  Since September, 2009 Mr. Ledwidge has been an independent director of Artio Global Investors Inc. (ART).

From 1989 to 1995 Mr. Ledwidge was the Chief Investment Officer of Bankers Trust’s international private banking division in the United States and Switzerland.  The New York unit tripled assets to over $2 billion under his leadership. In addition, he established and managed a five-star Morningstar rated international equity mutual fund during this time.  Latterly he was also responsible for much of Bankers Trust’s institutional international and global asset management businesses.  For the prior thirteen years, Mr. Ledwidge worked at Robert Fleming, first as a portfolio manager in London and then as a sell side research director in New York. He received his BA (Hons) degree from Sheffield University in 1972.

Timothy D. Voake, Principal of the Management Company. Timothy D. Voake is a principal of Eddystone Capital which he joined in 2003.  Before joining the Management Company, Mr. Voake was a managing director at HSBC’s brokerage division in New York from 2001 to 2003, where he led the Asian and other emerging markets equity sales unit.  From 1999 to 2001 he held a similar position at Donaldson Lufkin & Jenrette before the business was sold to Credit Suisse First Boston.

From 1989 to 1999 Mr. Voake worked at Peregrine Brokerage, of which he was a founding shareholder, moving first to head up their U.S. unit in New York in 1993.  As Chief Executive Officer of the U.S. based business he developed it from scratch to become the leading Asia focused brokerage house in the U.S. (#1 ranking in Greenwich Associates survey), personally being rated as the #1 research sales person in the U.S. by Brendan Woods.  Prior to 1989 Mr. Voake worked as a buy side analyst for Robert Fleming in London before moving to Hong Kong in 1986 as a sell side research director first with BZW and then with Jardine Fleming.  He received his BA in Chinese from the London School of Oriental and African Studies in 1984.

b.       Under the “Beneficial Ownership by Portfolio Manager” sub-section, the following portfolio managers will be added along with the ownership positions as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family
Francis J. Ledwidge	$0	$0
Timothy D. Voake	$0	$0

c.       Under the “Account Management Disclosures” sub-section, the following portfolio managers will be added along with the investment management information as follows (information is as of May 31, 2011):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Francis J. Ledwidge	0	$0	2	$26,100,000	3	$7,400,000

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